JULIUS BAER GLOBAL EQUITY FUND INC.


                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 1, 2004

This Statement of Additional Information (SAI) is not a Prospectus, but it relates to the Prospectus of Julius Baer Global Equity Fund Inc. ("the Fund"), dated July 1, 2004.

Financial Statements are incorporated by reference into this SAI from the Fund's most recent Annual Report.

You can get a free copy of the Prospectus for the Fund or the Fund's most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Fund by contacting the Transfer Agent at:

                          US Bancorp Fund Services, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202
                                 (800) 387-6977

You can view the Fund's Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission (SEC).


You can get text-only copies:

                    For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-6009.
                    Telephone:  1-202-942-8090
                    E-mail address:  publicinfo@sec.gov
                    Free from the SEC's Internet website at http://www.sec.gov.

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CONTENTS                                                                    PAGE
--------                                                                    ----


Fund History                                                                 3

Description of the Fund, Its Investments and Risks                           3

Investment Strategies                                                        3


Additional Information on Investment Practices                               8

Management of the Fund                                                       18

Capital Stock                                                                26

Additional Purchase and Redemption Information                               27

Additional Information Concerning Taxes                                      29

Independent Registered Public Accounting Firm                                30

Counsel                                                                      31

Financial Statements                                                         31

Appendix - Description of Ratings                                            32

Appendix - Proxy Voting Procedures                                           34


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                                  FUND HISTORY


Julius Baer Global Equity Fund Inc. (the "Fund") was incorporated in Maryland on May 23, 1990. From July 17, 1990 to June 30, 2004, the Fund operated as a closed-end investment company under the name The European Warrant Fund, Inc. Upon converting from a close-end to an open-end investment company, the Fund changed its fiscal year end from March 31 to October 31.

The Prospectus, dated July 1, 2004, provides the basic information investors should know before investing, and may be obtained without charge by calling U.S. Bancorp Fund Services, LLC ("U.S. Bancorp" or the "Transfer Agent"), at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. This SAI is not an offer of the Fund.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

CLASSIFICATION

The Fund is a diversified open-end management investment company.

PORTFOLIO INVESTMENTS

The Fund may invest in a wide variety of equity securities issued anywhere in the world, including the United States. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Hungary, Hong Kong, India, Israel, Japan, Korea, Malaysia, Mauritius, Mexico, New Zealand, Peru, Poland, Romania, Russia, Singapore, Slovak Republic, Slovenia, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, the United States and Venezuela. The Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under "Investment Strategies" below.

                              INVESTMENT STRATEGIES

In attempting to achieve its investment objectives, the Fund may engage in a variety of investment strategies.

CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED

The Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock. The Fund may hold any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond. However, the Fund currently does not expect such warrants to represent more than 5% of its assets.

MONEY MARKET INVESTMENTS

The Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody's or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, the Fund could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities) (including repurchase agreements with respect to such securities).

CURRENCY, INTEREST RATE AND STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON FUTURES

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. When deemed advisable by the Adviser, the Fund may enter into currency futures contracts, interest rate and stock-index futures contracts or related options that are traded on U.S. or foreign exchanges. Such investments will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund and not for the purpose of speculation. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents or other liquid assets set aside, plus accrued profits held at the Fund's custodian or at the commodity dealer.

CURRENCY EXCHANGE TRANSACTIONS AND OPTIONS ON FOREIGN CURRENCIES

The Fund may engage in currency exchange transactions and purchase put and call options on foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or foreign commercial banks) and their customers. The Fund may enter into a forward contract in the following two circumstances:

      (1) When Fund purchases a foreign currency denominated security for settlement in the near future, it may immediately purchase in the forward market the foreign currency needed to pay for and settle the transaction.

      (2) When the Adviser believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of the Fund's securities denominated in the less attractive currency. While such actions are intended to protect the Fund from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management's need to protect the U.S. tax status of the Fund as a regulated investment company.

      (3) To remain fully invested, to maintain liquidity or to increase total return.

To support its obligation when the Fund enters into a forward contract to buy or sell currencies, the Fund will earmark or segregate cash or liquid securities having a value at least equal to its obligation or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward contract.

An option on a foreign currency, which may be entered into on a U.S. or foreign exchange or in the over-the-counter market, gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option.

The Fund may also invest in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

COVERED OPTION WRITING

The Fund may write options to generate current income or as hedges to reduce investment risk. The Fund may write put and call options on up to 25% of the net asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by the Fund has the right to compel the Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the Fund's acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

The Fund will write only covered options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To affect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to affect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing for the Fund may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. (NASD). Furthermore, the Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by the Fund of options will depend on the Adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

OPTIONS ON STOCK INDICES

The Fund may purchase and sell call and put options on stock indices. The Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although the Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

The Fund may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. The Fund may utilize up to 2% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Fund may utilize up to 2% of its assets to purchase call options on portfolio securities. Call options may be purchased by the Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and the Fund will lose the premium paid for the option.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund is permitted to hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. Investors should note that investment by the Fund in the securities of other investment companies would involve the payment of duplicative fees (once with the Fund and again with the investment company in which the Fund invests).

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers.
Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by the Trust's Board of Directors for monitoring the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, the Fund may invest in these agreements without limit.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS


The Fund may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. The Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. The Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets.


RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act ("Rule 144A Securities") or sold pursuant to Section 4(2) of the 1933 Act ("4(2) Commercial Paper"). A Rule 144A Securities or 4(2) Commercial Paper may be considered illiquid and therefore subject to the Fund's 15% limitation on the purchase of illiquid securities, unless the Trust's Board of Directors (the "Board") or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities and 4(2) Commercial Paper, although the Board retains ultimate responsibility for any determination regarding liquidity. The Board will consider all factors in determining the liquidity of Rule 144A Securities and 4(2) Commercial Paper. The Board will carefully monitor any investments by the Fund in Rule 144A Securities and 4(2) Commercial Paper.

LENDING PORTFOLIO SECURITIES

The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of the Fund's securities may not exceed 33 1/3% of the Fund's net assets. The Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which securities will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser's judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

HIGH-YIELD/HIGH-RISK BONDS

The Fund may invest up to 10% of its total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. Such bonds may have predominantly speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

UNRATED DEBT SECURITIES

The Fund may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See the Appendix A for a description of bond rating categories.

                 ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

FOREIGN INVESTMENTS

Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Fund may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC.
Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Fund of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

The interest payable on the Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international funds.

The Fund will not invest more than 25% of its assets in the securities of supranational entities.

INVESTING IN EMERGING MARKETS

From time to time the Fund may invest in securities of issuers located in emerging market countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

"Emerging markets" are located in the Asia-Pacific region, Central and Eastern Europe, Latin America, South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodian or other arrangements before making investments in securities of issuers located in emerging market countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements. The Fund does not anticipate investing more than 25% of its total assets in the securities of emerging markets.

FUTURES ACTIVITIES

The Fund may enter into stock index futures contracts, fixed-income securities futures contracts and foreign currency futures contracts. The Fund may also purchase or write related options that are traded on foreign as well as U.S. exchanges.


Entering into a futures contract enables the Fund to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets. A Fund may not enter into futures transactions, other than those considered to be "bona fide" hedging by the Commodity Futures Trading Commission, if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts into which it has entered. The Fund will not use leverage when it enters into long futures or options contracts and for each such long position the Fund will deposit cash, or other liquid assets, having a value equal to the underlying commodity value of the contract as collateral with its custodian or approved futures commission merchant ("FCM") in a segregated account.


The value of portfolio securities will far exceed the value of the futures contracts sold by the Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not totally offset the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon entering into a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in a segregated account with its custodian or approved FCM an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund's existing position in the contract.


There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities, which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.


Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If the Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

OPTIONS ON FUTURES CONTRACTS

The Fund may purchase and write put and call options on interest rate, stock index and foreign currency futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in interest rates and market conditions, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by the Fund's Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

CURRENCY HEDGING TRANSACTIONS

The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund, therefore, may engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. Income received from such transactions could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will conduct foreign currency transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. The Fund also is authorized to purchase and sell listed foreign currency options and options on foreign currency futures for hedging purposes.

The following is a description of the hedging instruments the Fund may utilize with respect to foreign currency exchange rate fluctuation risks.

FORWARD CURRENCY CONTRACTS

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in that currency or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (hedged currency). The Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency or the hedged currency. If the Fund enters into a position hedging transaction, cash or liquid securities will be earmarked or segregated in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract or the Fund will own the currency subject to the hedge, or the right to buy or sell it as the case may be. If the value of the securities earmarked or segregated declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and take delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. In light of the requirements that the Fund must meet to qualify as regulated investment company under the Internal Revenue Code of 1986, as amended (Code) for a given year, the Fund currently intends to limit its gross income from currency transactions to less than 10% of gross income for that taxable year.

FOREIGN CURRENCY OPTIONS

The Fund may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires.

The Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which the Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

FOREIGN CURRENCY FUTURES AND RELATED OPTIONS

The Fund may enter into currency futures contracts to purchase and sell currencies. It also may purchase options on currency futures. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. In investing in such transactions, the Fund would incur brokerage costs and would be required to make and maintain certain "margin" deposits. The Fund also would be required to earmark or segregate assets or otherwise cover, as described above, the futures contracts requiring the purchase of foreign currencies. These limitations are described more fully above under the heading "Futures Activities." Most currency futures call for payment or delivery in U.S. dollars.

Options on foreign currency futures entitle the Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. An option on a foreign currency futures contract, in contrast to a direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities, as described above. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

A more detailed discussion of futures contracts and options on futures contracts, including the risks associated with such transactions and certain limitations on the percentage of assets that may be used in such transactions, can be found above under the heading "Futures Activities."

OPTIONS ON SECURITIES

In order to hedge against adverse market shifts, the Fund may utilize up to 2% of its total assets to purchase put options on securities and an additional 2% of its total assets to purchase call options on securities, in each case that are traded on foreign as well as U.S. exchanges or in the over-the-counter market. In addition, the Fund may write covered call options and put options on up to 25% of the net asset value of the securities in its portfolio. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period. The Fund may write only covered call options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security without additional consideration for as long as it remains obligated as the writer of the option.

The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (Clearing Corporation) and of the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund may purchase and write options on securities on U.S. and foreign securities exchanges or in the over-the-counter market.

The Fund may realize a profit or loss upon entering into a closing transaction. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Although the Fund will generally purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. Government securities. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

In the case of options written by the Fund that are deemed covered by virtue of such Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. Government securities for which the Fund may write covered call options. If the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by the Fund of options will be subject to its Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

OPTIONS ON GOLD

For hedging purposes, the Fund may purchase put and call options on gold and write covered call options on gold in an amount which, when added to its assets committed to margin and premiums for gold futures contracts and related options, does not exceed 5% of the Fund's net assets. The Fund will only enter into gold options that are traded on a regulated domestic commodities exchange or foreign commodities exchanges approved for this purpose by the Commodity Futures Trading Commission.


SWAPS, CAPS, FLOORS AND COLLARS

Among the transactions into which the Fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

OPTIONS ON SWAP AGREEMENTS

The Fund may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

SHORT SALES "AGAINST THE BOX"

In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by such Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund's long position. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time.

The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

FIXED-INCOME INVESTMENTS

The performance of the debt component of the Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of the Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. The Fund's share price and yield will also depend, in part, on the quality of its investments. While U.S. Government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the Fund's share price will depend on the extent of the Fund's investment in such securities.

U.S. GOVERNMENT SECURITIES

The Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if its Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

DEPOSITORY RECEIPTS

The Fund may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

INTERNATIONAL WARRANTS

The Fund may invest in warrants of global issuers. However, the Fund will not invest more than 5% of its net assets in warrants that are not listed on a recognized U.S. or foreign exchange. The Fund's holdings of warrants will consist of equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers. Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.

Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency

(euro-warrants). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in over-the-counter markets. Since there is a readily available market for these securities, the Equity Fund Adviser believes that international warrants should be considered a liquid investment.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long-term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations. The Fund will acquire only covered warrants, index warrants, interest rate warrants and long term options issued by entities deemed to be creditworthy by its Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, the Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by its Adviser to have the capacity to meet their obligations to the Fund.


VARIABLE RATE INSTRUMENTS

The Fund may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

EXCHANGE TRADED FUNDS (ETFS)

The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

REAL ESTATE INVESTMENT TRUSTS (REITS)

The Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

STRUCTURED NOTES

The Fund may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Fund would use Structured Notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.



TEMPORARY DEFENSIVE POSITION

From time to time the Fund may take a temporary defensive position in reaction to or in anticipation of market, industry and economic changes. During such times the Fund may invest all or any portion of its assets in short-term obligations. The Fund may not achieve its investment objective when its assets are invested in this manner.

PORTFOLIO TURNOVER


The Fund does not intend to seek profits through the short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser's investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.

INVESTMENT LIMITATIONS

The investment limitations below have been adopted by the Fund as fundamental policies and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:


1. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer;

2. issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

3. engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

4. underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

5. purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industries;

6. purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

7. purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

8. make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.


      THE FOLLOWING INVESTMENT LIMITATIONS HAVE BEEN ADOPTED BY THE FUND AS A NON-FUNDAMENTAL OPERATING POLICY. NON-FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED BY THE BOARD AT ANY TIME WITHOUT SHAREHOLDER APPROVAL.

(i) The Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transaction involving mortgage-backed securities, or other investment techniques for the purpose of leveraging.

(ii) The following activities will not be considered to be issuing senior securities: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund's policies that are the result of the application of law the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS


Overall responsibility for management and supervision of the Fund rests with the Board. The Board is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. The Board approves all significant agreements between the Fund and the persons and companies that furnish services to the Fund, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The day-to-day operation of the Fund is delegated to the Adviser.


      The Board has an Audit Committee and a Nominating Committee, each of which is comprised of all of the Directors who are not "interested persons" of the Fund (the "Disinterested Directors"). Currently, Messrs. Bernheim, Matthews, Gibbons and Kaplan comprise the Audit Committee and the Nominating Committee.

      The Nominating Committee makes nominations for Disinterested Directors and reviews committee assignments. The Nominating Committee also reviews compensation matters. Nominees recommended by stockholders will be considered by the Board. During the fiscal year ended March 31, 2004, the Nominating Committee met once.

      The Audit Committee, pursuant to an Audit Committee charter adopted by the Board (1) selects auditors to be retained for the next fiscal year; meets with the Fund's independent auditors as necessary; (2) considers the effect upon the Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (3) reviews the fees charged by the auditors for audit and non-audit services; (4) investigates improprieties or suspected improprieties in the Fund's operations; (5) reviews the findings of SEC examinations and consults with the Adviser on appropriate responses; and (6) reports its activities to the full Board on a regular basis and makes such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. During the fiscal year ended March 31, 2004, the Audit Committee met four times.


DIRECTORS AND OFFICERS


The names of the Directors and executive officers of the Fund, their addresses, ages, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex referred to in the charts below, is comprised of the Fund and the three series of the Julius Baer Investment Funds. The Board of Directors is divided into three classes. Each year the term of office of one class expires.


DISINTERESTED DIRECTORS (DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND AS DEFINED IN THE 1940 ACT):


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                               POSITION     TERM OF OFFICE(1)                                PORTFOLIOS IN FUND         OTHER
                               HELD WITH     AND LENGTH OF      PRINCIPAL OCCUPATION(S)     COMPLEX OVERSEEN BY     DIRECTORSHIPS(2)
   NAME, AGE AND ADDRESS       THE FUND       TIME SERVED        DURING PAST FIVE YEARS           DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Antoine Bernheim (50)         Director,    Since 1990         President, Dome Capital                1             None
330 Madison Avenue            Class I                         Management, Inc.; Chairman,
New York, NY 10017                                            Dome Securities Corp.
                                                              (1995-present).
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Gibbons (57) (3)    Director,    Since 1993         President, Cornerstone                 1             None
330 Madison Avenue            Class II                        Associates Management
New York, NY 10017                                            (consulting firm)
------------------------------------------------------------------------------------------------------------------------------------
Harvey B. Kaplan (66)         Director,    Since 1990         Controller (Chief Financial            4             Julius Baer
330 Madison Avenue            Class III                       Officer); Easter Unlimited,                          Investment Funds
New York, NY 10017                                            Inc. (toy company)
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Matthews (60)       Director,    Since 2002         Partner, Matthews & Co.                4             Julius Baer
330 Madison Avenue            Class II                        (certified public                                    Investment Funds
New York, NY 10017                                            accountants)
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Director serves for a period of three years, and until his successor is elected and qualified.

(2) Directorships include public companies and any company registered as an investment company.

(3) Mr. Gibbons served as a Class III Director from 1993 to 2001 and a Class II Director since 2001.

INTERESTED DIRECTORS (DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE FUND AS DEFINED IN THE 1940 ACT.):


------------------------------------------------------------------------------------------------------------------------------------
                               TERM OF OFFICE(1) AND
                                   LENGTH OF TIME               PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS(2) HELD BY
    NAME, AGE AND ADDRESS              SERVED                   DURING PAST FIVE YEARS                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Bernard Spilko(3)(62)           Director and          General Manager and Senior Vice President    Julius Baer Investment Funds
330 Madison Avenue              Chairman since 1993   of Bank Julius Baer & Co., Ltd., New York
New York, NY 10017                                    Branch (1998 to present); Managing
                                                      Director of Julius Baer Securities Inc.
                                                      (1983 to present)
------------------------------------------------------------------------------------------------------------------------------------
Martin Vogel(4) (40)            Director since 1997   Head  of Management and Asset Pooling,       Julius Baer Investment Funds
Freighutstrasse 12                                    Julius Baer Holdings Ltd. (2002 to
Zurich, Switzerland                                   present); member of Management Committee,
                                                      Julius Baer, Ltd. (1996-2002)
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Director serves office for a period of three years, and until his successor is elected and qualified.
(2) Directorships include public companies and any company registered as an investment company.
(3) Mr. Spilko is deemed to be "interested," as defined in the 1940 Act, because of his position with Julius Baer Securities, Inc. and with Bank Julius Baer & Co., Ltd., affiliates of the Adviser.
(4) Mr. Vogel is deemed to be "interested," as defined in the 1940 Act, because of his position with Julius Baer Holdings, Ltd., an affiliate of the Adviser.


OFFICERS:


------------------------------------------------------------------------------------------------------------------------------------
                                                               TERM OF OFFICE(2) AND             PRINCIPAL OCCUPATION(S)
    NAME, AGE AND ADDRESS(1)     POSITION HELD WITH FUND      LENGTH OF TIME SERVED              DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Quain (46)              President and Chief             Since 1997          First Vice President of Bank Julius Baer
330 Madison Avenue                  Executive Officer                                  Investment Management, Inc. (since August
New York, NY 10017                                                                     2002); First Vice President of Julius Baer
                                                                                       Securities, Inc.; First Vice President, Bank
                                                                                       Julius Baer & Co., Ltd., New York Branch
                                                                                       (1998-2002); President and Chief Executive
                                                                                       Officer of Julius Baer Investment Funds (1998
                                                                                       to present)
------------------------------------------------------------------------------------------------------------------------------------
Rudolph-Riad Younes (42)           Vice President                  Since 2004          Senior Vice President and Head of
330 Madison Avenue                                                                     International Equity Management of Julius
New York, NY 10017                                                                     Baer Investment Management, Inc.
                                                                                       (2002-Present); Senior Vice President and
                                                                                       Head of International EquityManagement of
                                                                                       Bank Julius Baer & Co., Ltd., New York Branch
                                                                                       (1993-2000)
------------------------------------------------------------------------------------------------------------------------------------
Brett Gallagher (42)               Vice President                  Since 2004          First Vice President and Deputy Chief
330 Madison Avenue                                                                     Investment Officer of Julius Baer Investment
New York, NY 10017                                                                     Management, LLC (1999-present)
                                                                                       Senior Investment Executive, The Chase
                                                                                       Manhattan Bank and Morgan Guaranty Trust
                                                                                       Company (October 1995-December 1998)
                                                                                       Senior Portfolio Manager, Bankers Trust
                                                                                       Company, New York
------------------------------------------------------------------------------------------------------------------------------------
Richard Pell (50)                  Vice President                  Since 2004          Senior Vice President and Chief Investment
330 Madison Avenue                                                                     Officer of Bank Julius Baer & Co., Ltd., New
New York, NY 10017                                                                     York Branch (2000-present)
                                                                                       Senior Vice President and Chief Investment
                                                                                       Officer of Bank Julius Baer & Co., Ltd., New
                                                                                       York Branch (1995 - 2000)
------------------------------------------------------------------------------------------------------------------------------------
Denise Downey (42)                 Vice President                  Since 2004          First Vice President, Director, Institutional
330 Madison Avenue                                                                     Investments (since 2002); First Vice
New York, NY 10017                                                                     President, Head of Product Development, Bank
                                                                                       Julius Baer (2001-2002); Vice President,
                                                                                       Deputy Chief Investment Officer, Bank Julius
                                                                                       Baer (1995-2001); Vice President, Senior
                                                                                       Portfolio Manager, Bankers Trust Company
                                                                                       (1986-1995).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Craig M. Giunta (32)               Secretary, Treasurer and        Secretary and       Vice President, Julius Baer Investment
330 Madison Avenue                 Chief Financial Officer         Treasurer           Management, LLC. (2002-present); Vice
New York, NY 10017                                                 (since 2001);       President Bank Julius Baer & Co., Ltd., New
                                                                   Chief Financial     York Branch (2001-2002); Secretary, Treasurer
                                                                   Officer (since      and Chief Financial Officer of Julius Baer
                                                                   2003)               Investment Funds; Supervisor of Fund
                                                                                       Accounting, Neuberger Berman LLC, (1994-2001)
------------------------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise (57)           Assistant Secretary             Since 1999          Director and Counsel, Mutual Fund
200 Clarendon Street                                                                   Administration, Investors Bank & Trust
Boston, MA 02116                                                                       Company (1999-present); Vice President, State
                                                                                       Street Bank and Trust Company (1994-1999)
------------------------------------------------------------------------------------------------------------------------------------
Victoria McFarlane (37)            Assistant Treasurer             Since 2003          Director, Investors Bank & Trust Company
200 Clarendon Street                                                                   (2002-present); Manager/Assistant Vice
Boston, MA 02116                                                                       President of Fund Treasury for MFS Investment
                                                                                       Services (1997 - 2002)
------------------------------------------------------------------------------------------------------------------------------------

(1) The business address for each officer, except Mesdames Surprise and McFarlane, is Bank Julius Baer & Co., Ltd., 330 Madison Avenue, New York, NY 10117. The business address of Mesdames Surprise and McFarlane is Investors Bank &Trust Company, 200 Clarendon Street, Boston, MA 02116.
(2) Each officer is elected for a term of 1 year and until his or her successor is duly elected and qualified.

SHARE OWNERSHIP


In the table below, "Family of Investment Companies" includes the Fund and the 3 series of the Julius Baer Investment Funds as of May 31, 2004.

-----------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL FUNDS OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE     DIRECTOR IN FAMILY OF INVESTMENT
      NAME OF DIRECTOR                              FUND                                   COMPANIES
-----------------------------------------------------------------------------------------------------------------
        DISINTERESTED
          DIRECTORS
-----------------------------------------------------------------------------------------------------------------
       Antoine Berneim                              None                                     None
-----------------------------------------------------------------------------------------------------------------
      Thomas J. Gibbons                             None                                     None
-----------------------------------------------------------------------------------------------------------------
      Harvey B. Kaplan                           $1-$10,000                               $1-$10,000
-----------------------------------------------------------------------------------------------------------------
     Robert S. Matthews                             None                                     None
-----------------------------------------------------------------------------------------------------------------
    INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------
       Bernard Spilko                            $1-$10,000                               $1-$10,000
-----------------------------------------------------------------------------------------------------------------
        Martin Vogel                                None                                     None
-----------------------------------------------------------------------------------------------------------------


COMPENSATION


No director, officer or employee of the Adviser, the Distributor, the Administrator, or any parent or subsidiary thereof receives any compensation from the Fund for serving as an officer or Director. The Fund pays each of its Directors who is not a director, officer or employee of the Adviser, the Distributor, the Administrator, or any affiliate thereof an annual fee of $7,500 plus $250 for each Board and committee meeting attended and reimburse them for travel and out-of-pocket expenses.

The following table shows the compensation paid to each Director who is not an affiliated person for the fiscal year ended March 31, 2004. The Fund Complex referred to in the table below includes Fund and the 3 series of the Julius Baer Investment Funds.

                               Aggregate           Total Compensation from the
Name                    Compensation From Fund        Fund and Fund Complex
----                    ----------------------        ---------------------
Antoine Bernheim                $9,000                      $ 9,000

Thomas J. Gibbons                9,000                        9,000

Harvey B. Kaplan                 9,000                       33,000

Robert S. Matthews               9,000                       33,000


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


Julius Baer Investment Management LLC. (formerly, Julius Baer Investment Management, Inc.) (the "Adviser" or "JBIM"), 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland.

The Advisory Agreement provides that JBIM, as Adviser, in return for its fee, and subject to the control and supervision of the Board and in conformity with the investment objective and policies of the Fund set forth in the Fund's current registration statement and any other policies established by the Board, will manage the investment and reinvestment of assets of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund and to place the Fund's purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Fund. Under the Advisory Agreement, the Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreement, but excluding pricing and bookkeeping services. The Adviser also provides the Fund with investment research and whatever statistical information the Fund may reasonably request with respect to securities the Fund holds or contemplates purchasing.

The Advisory Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement, the Adviser shall not be liable to the Fund, or to any shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement. The Adviser is indemnified by the Fund under the Advisory Agreement.

The Advisory Agreement provides that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Fund and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and also to other accounts over which the Adviser or an affiliate exercises investment discretion.


The Advisory Agreement remains in effect for an initial period of one year from the date of its effectiveness, and, unless earlier terminated, continue in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, and by the vote of a majority of the Directors who are not "interested persons" as defined in the 1940 Act. The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case on 60 days' written notice. As required by the 1940 Act, the Advisory Agreement will automatically terminate in the event of its assignment.

At a meeting held on October 27, 2003, the Board, including a majority of the Independent Directors, unanimously approved the Advisory Agreement with JBIM. In connection with its deliberations regarding the Advisory Agreement, the Board requested and received from JBIM information that the Board considered reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel to the Fund with respect to its deliberations. The information included a description of the services proposed to be provided under the Advisory Agreement, information regarding the organizational capabilities of JBIM, the qualifications of its personnel and its financial condition, a comparison of the proposed advisory fees under the Advisory Agreement to those paid by comparable mutual funds, a comparison of the proposed total expenses of the Fund to those of comparable mutual funds, JBIM's historical performance in managing other accounts with the same investment mandate as that proposed for the Fund compared to the performance of benchmark indices. The proposed advisory fees were also reviewed in the context of JBIM's expected profitability.

Among other things, the Board considered the following factors in evaluating the Advisory Agreement: (a) the fairness and reasonableness of the advisory fee payable under the Advisory Agreement in light of the services to be provided, the costs of those services, the anticipated profitability of JBIM's relationship with the Fund, and the amount of the fees compared to fees paid by other investment companies; (b) the nature, quality and extent of the services to be provided; (c) JBIM's historical performance in managing similar mandates;
(d) JBIM's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience; and (e) the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of JBIM.

Of the factors listed above, the Board noted that its determination to approve the Advisory Agreement was largely based on JBIM's favorable reputation and qualifications and the fact that the advisory fee payable under the Advisory Agreement is in line with the fees paid by comparable funds, reasonable in light of the services provided and lower than the fee under the Current Agreement.

The Adviser or its affiliates may pay from its own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning the Fund, assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Adviser's view will assist Fund investors in establishing and maintaining a relationship with the Fund.

Under the terms of the Advisory Agreement, the Adviser is entitled to an annual fee equal to 0.90% of the average daily net assets of the Fund. Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reimburse certain expenses of the Fund through [February 28, 2006], so that the total annual operating expenses of the Fund is limited to 1.75% and 1.50% of the average net assets of the Class A shares and Class I shares, respectively, of the Fund. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

For the fiscal year ended March 31, 2004, March 31, 2003, and March 31, 2002, the Fund paid advisory fees to Julius Baer Securities, Inc. (the Fund's investment adviser during those time periods) of $421,191, $513,754 and $1,068,984, respectively.

CUSTODIAN AND ADMINISTRATOR

Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian and administrator to the Fund. For its services as custodian and for administrative, fund accounting and other services, the Fund will pay IBT an annual fee based on the sum of the average daily net assets of the Fund, Julius Baer International Equity Fund, Julius Baer Total Return Bond Fund and Julius Baer Global High Yield Bond Fund equal to 0.05% on the first $2.0 billion in assets, 0.04% on the next $1.0 billion in assets, 0.035% on the next $2.0 billion in assets and 0.03% on assets over $5.0 billion. The Fund is subject to an annual minimum fee of $80,000. Under the custodian agreement, IBT (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Board concerning the Fund's operations.

IBT is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of the Fund, subject to the oversight of the Board. The assets of the Fund are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Fund's portfolios of non-U.S. securities are held by sub-custodians, which are approved by the Directors or a foreign custody manager appointed by the Directors in accordance with these rules. The Board has appointed IBT and the Adviser to be its foreign custody managers with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

For the fiscal years ended March 31, 2004, March 31, 2003, and March 31, 2002, the Fund (prior to its conversion to an open-end fund) paid aggregate fees to IBT under the then current Administration Agreement and Custodian Agreement of $189,707, $246,481and $82,997, respectively.


DISTRIBUTOR


Quasar Distributors, LLC (the "Distributor") serves as the Fund's distributor. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, WI 53202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD.


The Fund may enter into distribution agreements or shareholder servicing agreements ("Agreements") with certain financial institutions ("Servicing Organizations") to perform certain distribution, shareholder servicing, administrative and accounting services for their customers ("Customers") who are beneficial owners of shares of the Fund.

A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service
Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Service Organization should read the Prospectus and SAI in conjunction with the service agreement and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the instruments of Service Organizations.


DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Fund has adopted a Distribution and Shareholder Services Plan (the "Plan"), pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A shares of the Fund. Because of the Plan, long-term Class A shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD.

Under the Plan, the Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Plan. The fee may be paid to Service Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Services under the Plan include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Fund's transfer agent, advertisement, printing costs and website costs.

The Plan is a compensation plan, which provides for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If its fee exceeds its expense, the Distributor will realize a profit. If the Plan was terminated by the Board of Directors of the Fund and a successor plan was adopted, the Fund would cease to make payments under the Plan and the Distributor would be unable to recover any unreimbursed expenses.


The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The Plan may be terminated at any time, without penalty, by vote of a majority of the Directors or by a vote of a majority of the outstanding voting shares of the Fund that have invested pursuant to the Plan. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the Class A shareholders of the Fund. Material amendments of the Plan must also be approved by the Directors as provided in Rule 12b-1.

No interested person of the Fund, nor any Directors of the Fund who is not an "interested person" of the Fund (as defined in the 1940 Act), has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plan by the Fund.



TRANSFER AGENT


U.S. Bancorp Fund Services, LLC (the "Transfer Agent") serves as the Fund's transfer and dividend disbursing agent pursuant to a Transfer Agency Agreement, under which the Transfer Agent (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Board concerning the Fund's operations.


CODE OF ETHICS

The Fund and the Adviser have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act governing personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Fund who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for the Fund. The Code permit persons covered by the Code to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to restrictions on investment practices that may conflict with the interests of the Fund.

PROXY VOTING POLICY

The Fund has delegated proxy voting responsibilities to the Adviser subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund's and its shareholder's best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has retained Institutional Shareholders Services ("ISS") to serve as its proxy service provider and intends to vote in accordance with ISS's recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Fund and the interests of the Adviser or its affiliates. The Adviser, however, has instructed ISS not to vote proxies when the liquidity of the Fund could be adversely affected. A summary of ISS's Proxy Voting Guidelines is provided in Appendix B of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The Adviser will select specific portfolio investments and effect transactions for the Fund. The Adviser seeks to obtain the best net price and the most favorable execution of orders. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to the Adviser under its advisory agreements with the Fund is not reduced by reason of its receiving any brokerage and research services.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Fund's Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Fund's Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Any portfolio transaction for the Fund may be executed through the Distributor, or Julius Baer Securities Inc., or any of their affiliates if, in its Adviser's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges the Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions. Significant differences in the amounts of brokerage commissions paid by the Fund from year to year may occur as a result of increases or decreases in the Fund's asset levels. The Fund may pay both commissions and spreads when effecting portfolio transactions.

In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC.


The Board has adopted a policy allowing trades to be made between the Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, the Fund may buy a security from or sell a security to another registered investment company or private advisory account advised by the Adviser.


The Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                                  CAPITAL STOCK


The authorized capital stock of the Fund currently consists of 25,000,000,000 shares of Class A Common Stock and 25,000,000,000 shares of Class I Common Stock, each having a par value of $.001 per share. The Board is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. Under the Fund's Charter, the Fund will hold annual meetings of shareholders for the purpose of electing Directors. The Directors will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Fund's outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of the Fund. The Directors shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Directors determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.


Each Fund share, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of the Fund, the shareholders of the Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

CONTROL PERSONS


"Control" is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take action regarding the Fund without the consent or approval of other interest holders. As of June 1, 2004, there were no control persons of the Fund.

"Principal Holder" is defined by the 1940 Act as a person who owns of record or beneficially 5% or more of any class of the Fund's outstanding securities. As of June 1, 2004, to the knowledge of the Fund the following persons were Principal
Holders:

    NAME OF BENEFICIAL OWNER            NUMBER OF SHARES    PERCENTAGE OF SHARES

    Lazard Freres & Co. LLC
    30 Rockefeller Plaza
    New York, NY 10020                     1,185,847               8.10%


    City of London Investment
    Group PLC
    10 Eastcheap
    London EC3M 1lX
    England                                  917,000               6.28%

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

As of June 1, 2004, the Directors and officers as a group owned less than 1% of the Fund's total shares outstanding. Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.


PORTFOLIO VALUATION

The Prospectus discusses the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Board or the Valuation Committee appointed by the Board.


In carrying out the Board's valuation policies, IBT, as the Fund's accounting agent, may use independent pricing services approved by the Board ("Authorized Pricing Service"). The procedures of the Pricing Service are reviewed periodically by the Fund's Pricing Committee under the general supervision and responsibility of the Board or the Valuation Committee, which may replace any such Pricing Service at any time.

Domestic Securities. Securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Securities reported by NASDAQ will be valued at the official closing price utilized by the NASDAQ on the valuation day. In cases which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price of a Portfolio would receive if it sold the instrument. The long-term debt obligations held by the other Fund will be valued at the last sale price reported to the Authorized Pricing Service. If no sale price is reported to the Authorized Pricing Service on the valuation day, the securities will be valued at the mean between the most recent bid and asked pricing on such valuation day. If no such bid and asked quotations are available, the securities will be valued by the Authorized Pricing Service pursuant to its fixed income security pricing methodology. If a value is not available from an Authorized Pricing Service, the security will be valued based on broker quotes.

Foreign Securities. The prices of foreign securities are determined using information derived from pricing services and other sources. The value of foreign securities are generally based on primary local market quotations, which, depending on local convention or regulations, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time as determined by he appropriate governing body. Foreign fixed income securities maybe valued based on matrix pricing when such prices are believed to reflect fair market value.

All other securities and other assets of a Fund will be valued at their fair value as determined in good faith by the Board or the Valuation Committee.

If a significant event which is likely to materially impact the value of one or more foreign securities held by the Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. The Board has adopted procedures under which the fair value of foreign securities, may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. A research service may use statistical analyses and quantitative models to held determine fair value as of the time the Fund calculates is net asset value, and there can be no assurance that markets will continue to behave in a fashion reflected in the models used by a service. Unlike the closing price of a security on an exchange, fair value determination employ elements of judgment. The fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, event affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value per share.

The Board has delegated to the Valuation Committee the determination of the fair value of securities without readily ascertainable market values. The Board has adopted specific guidelines regarding the good faith valuation of securities and retains responsibility for the valuation methods adopted and applied. The Valuation Committee meets at least quarterly and is comprised the Independent Directors.


LIMITATIONS ON REDEMPTIONS


Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. ("NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

During any 90-day period for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 10% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.


A redemption fee of 2.00% will apply to shares of the Fund sold within 90 days of their date of purchase. This redemption fee may be waived for certain tax advantaged retirement plans. The Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment advisor concerning the availability of the redemption waiver before purchasing shares.


o     Market Timing

The Fund does not permit market timing. The Fund may restrict or refuse purchase orders and exchanges by market timers identified by the Fund or its agents. Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets, in an orderly, long term manner, which in turn, may adversely impact the performance of the Fund.

o The Fund attempts to identify investors who appear to engage in market timing and to take reasonable steps to deter such activity. Nevertheless, the Fund cannot always identify or reasonably detect market timing activity. The nature of the efforts undertaken and the resulting action by the Fund, depends, among other things, on the type of shareholder account. It is difficult for the Fund to detect market timing activity in omnibus accounts registered in the name of a financial intermediary or plan sponsor. If market timing is detected in an omnibus account, the Fund may request that the intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of market timing activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in market timing. To avoid these consequences, for retirement plans, the Fund generally will communicate with the intermediary or plan sponsor and request that the intermediary or plan sponsor take action to cause the market timing activity by that participant or participants to cease. If market timing activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of market timing involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Fund seeks to discourage market timing (through the use of redemption fees, for example) cannot eliminate the possibility that market timing activity in the Fund will occur.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value; the proceeds are immediately invested, at the price as determined above, in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES


The Fund intends to continue to qualify each year, as a "regulated investment company" under the Internal Revenue Code. Provided that the Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its investment company taxable income and net realized short-term capital gains, the Fund will not be subject to federal income tax to the extent its entire investment company taxable income and its entire net realized long-term and short-term capital gains are distributed to its shareholders.


The Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to the Fund during such year. The Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of its assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by the Fund, in the event that it invests in such securities, to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.


If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 30% "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 30% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.


Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

The Registrant is organized as a Maryland Corporation and, under current law, the Fund is not liable for any income or franchise tax in the State of Maryland, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP ("KPMG"), serves as the Independent Registered Public Accounting Firm for the Fund and performs annual audits of the Fund's financial statements.

                                     COUNSEL


Paul, Weiss, Rifkind, Wharton & Garrison LLP serves as counsel for the Fund.


                              FINANCIAL STATEMENTS


The Financial statements contained in the Fund's Annual Report for the fiscal year ended March 31, 2004, are incorporated by reference into this SAI. Copies of the Fund's 2004 Annual Report may be obtained by calling the Fund at the telephone number on the first page of this SAI.

                      APPENDIX A -- DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

Standard and Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  -  Capacity  for  timely  payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's Investors Service's Commercial Paper Ratings

Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

The following summarizes the ratings used by S&P for corporate bonds:

      AAA -- This is the highest rating assigned by S&P to a debt obligation and
      indicates  an  extremely   strong  capacity  to  pay  interest  and  repay
      principal.

      AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.

      A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC and C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions

      CI - Bonds rated "CI" are income bonds on which no interest is being paid.

      To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


      The following summarizes the ratings used by Moody's for corporate bonds:

      Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds that are rated "Baa" are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

      Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

      Ca -- Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

APPENDIX B
ISS PROXY VOTING
GUIDELINES
SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetingswithout a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

          o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

          o    Majority of independent directors on board

          o    All-independent key committees

          o    Committee chairpersons nominated by the independent directors

          o CEO performance reviewed annually by a committee of outside directors

          o    Established governance guidelines

          o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

          o Long-term financial performance of the target company relative to its industry; management's track record

          o    Background to the proxy contest

          o    Qualifications of director nominees (both slates)

          o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES

AND VOTING RELATED ISSUES ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private
transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spinoff

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Canges in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).








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

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder ealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o    Cash compensation, and

     o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns o Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performancebased stock options (indexed, premium-priced, and performance-vested options), taking into account:

o    Whether the proposal mandates that ALL awards be performance-based

o Whether the proposal extends beyond executive awards to those of lower-ranking employees

o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits

 9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

o The availability and feasibility of alternatives to animal testing to ensure product safety, and

o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance

o The company's standards are comparable to or better than those of peer firms, and

o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o    Whether the proposal focuses on a specific drug and region

o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

o    Whether the company already limits price increases of its products

o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

o    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

o    The costs and feasibility of labeling and/or phasing out

o The nature of the company's business and the proportion of it affected by the proposal

o The proportion of company sales in markets requiring labeling or GMO-free products

o    The extent that peer companies label or have eliminated GMOs

o Competitive benefits, such as expected increases in consumer demand for the company's products

o The risks of misleading consumers without federally mandated, standardized labeling

o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o    The extent that peer companies have eliminated GMOs

o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

o Whether the company has adequately disclosed the financial risks of its subprime business

o Whether the company has been subject to violations of lending laws or serious lending controversies

o    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o    Whether the company complies with all local ordinances and regulations

o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

o    The risk of any health-related liabilities.

Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

o    Whether the company has gone as far as peers in restricting advertising

o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

o    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o    The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

o    The percentage of the company's business affected

o    The feasibility of a spinoff

o    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

o    Whether there are publicly available environmental impact reports;

o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

o    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

o Environmentally conscious practices of peer companies, including endorsement of CERES

o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

o    The company's level of disclosure lags that of its competitors, or

o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o    The nature of the company's business and the percentage affected


o    The extent that peer companies are recycling

o    The timetable prescribed by the proposal

o    The costs and methods of implementation

o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

o    The nature of the company's business and the percentage affected

o The extent that peer companies are switching from fossil fuels to cleaner sources

o    The timetable and specific action prescribed by the proposal

o The costs of implementation o The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o    The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed

o    The degree that social performance is used by peer companies in setting pay

o Violations or complaints filed against the company relating to the particular social performance measure

o Artificial limits sought by the proposal, such as freezing or capping executive pay

o    Independence of the compensation committee

o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o    The nature and amount of company business in that country

o    The company's workplace code of conduct

o    Proprietary and confidential information involved

o    Company compliance with U.S. regulations on investing in the country

o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o    Agreements with foreign suppliers to meet certain workplace standards

o    Whether company and vendor facilities are monitored and how

o    Company participation in fair labor organizations

o    Type of business

o    Proportion of business conducted overseas

o    Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations

o    Peer company standards and practices

o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o    The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o    Company compliance with or violations of the Fair Employment Act of 1989

o Company antidiscrimination policies that already exceed the legal requirements

o    The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

o    The potential for charges of reverse discrimination

o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o    The level of the company's investment in Northern Ireland

o    The number of company employees in Northern Ireland

o    The degree that industry peers have adopted the MacBride Principles

o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o    Whether the company has in the past manufactured landmine components

o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o    What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o    The percentage of revenue derived from cluster bomb manufacture

o    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.


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SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o    The information is already publicly available or

o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o    The degree of board diversity

o    Comparison with peer companies

o    Established process for improving board diversity

o    Existence of independent nominating committee

o    Use of outside search firm

o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o    The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING


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

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o    The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

o Whether the company's EEO policy is already in compliance with federal, state and local laws


o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

o    The industry norm for including sexual orientation in EEO statements

o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.


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

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o    Board structure

     o    Director independence and qualifications

     o    Attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Masures taken by the board to address the discount

     o    Past shareholder activism, board activity

     o    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of directors

     o    Experience and skills of director candidates

     o    Governance profile of the company

     o    Evidence of management entrenchment

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

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Proposed and current fee schedules

     o    Fund category/investment objective

     o    Performance benchmarks

     o    Share price performance compared to peers

     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o    The fund's target investments

     o    The reasons given by the fund for the change

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.



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

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BYCASE basis, considering the following factors:

     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Strategies employed to salvage the company

     o    The fund's past performance

     o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation

     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund

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

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


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

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management.



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